                                                                    EXHIBIT 24.3


                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby, effective November 12, 2002, constitutes and appoints, jointly and severally, William D. Lowe and Carol Hannah and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, including as an individual or as an officer or manager authorized to act on behalf of Herbalife International of America, Inc. (the "Company"), to sign the registration statement on Form S-4 and any and all amendments (including post-effective amendments) and supplements to said registration statement to be filed by the Company with the Securities and Exchange Commission ("SEC") for the purpose of registering the $165,000,000 11-3/4% Series B Senior Subordinated Notes, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming our signatures as they may be signed by our said attorney to any and all amendments to said registration statement.

            Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the dates indicated:

        SIGNATURE                            TITLE                             DATE
        ---------                            -----                             ----
                                Co-President (Principal Executive
    /s/ Brian L.  Kane                      Officer)                      November 12, 2002
-------------------------
      Brian L. Kane

    /s/ Carol Hannah            Co-President (Principal Executive
-------------------------                   Officer)                      November 12, 2002
      Carol Hannah

                               Senior Vice President, Finance and
                                  Treasury (Principal Financial
 /s/ William D. Lowe            Officer, Controller and Principal
-------------------------              Accounting Officer)                November 12, 2002
    William D. Lowe

      /s/ James H. Fordyce                  Director          November 12, 2002
--------------------------------
        James H. Fordyce

       /s/ John C. Hockin                   Director          November 12, 2002
--------------------------------
         John C. Hockin

     /s/ Steven E. Rodgers                  Director          November 12, 2002
--------------------------------
       Steven E. Rodgers

        /s/ Jesse Rogers                    Director          November 12, 2002
--------------------------------
          Jesse Rogers

       /s/ Prescott Ashe                    Director          November 12, 2002
--------------------------------
         Prescott Ashe

       /s/ Ken Diekroeger                   Director          November 12, 2002
--------------------------------
         Ken Diekroeger

     /s/ Stefan L. Kaluzny                  Director          November 12, 2002
--------------------------------
       Stefan L. Kaluzny

       /s/ Charles L. Orr                   Director          November 12, 2002
--------------------------------
         Charles L. Orr

     /s/ Peter M. Castleman                 Director          November 12, 2002
--------------------------------
       Peter M. Castleman